UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 28, 2005

                     CENTURY PROPERTIES GROWTH FUND XXII
            (Exact name of Registrant as specified in its charter)


       California                0-13418                94-2939418
(State or other jurisdiction   (Commission           (I.R.S. Employer
   of incorporation)           File Number)       Identification Number)

                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Please see the description under Item 2.03, below.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Century Properties Growth Fund XXII (the "Registrant") owns a 100% interest in Copper Mill CPGF 22, L.P., a Delaware limited partnership (the "Partnership"). On December 28, 2005, the Partnership obtained a mortgage loan in the principal amount of $10,600,000 on its investment property, Copper Mill Apartments, located in Richmond, Virginia ("Copper Mill"). The new mortgage loan was obtained from New York Life Insurance Company (the "Lender"). The existing mortgage loan, with an outstanding principal balance of approximately $5,347,000, was repaid with proceeds from the new mortgage loan. The new mortgage loan requires monthly payments of principal and interest beginning on February 10, 2006 until the loan matures January 10, 2016, with a fixed interest rate of 5.59% and a balloon payment of approximately $8,791,000 due at maturity. The Partnership may not prepay the new mortgage loan prior to February 10, 2008. The Partnership may prepay the new mortgage loan on or after February 10, 2008 subject to a prepayment penalty as defined in the loan agreement. The Partnership has the option of requesting an increase, as defined in the loan agreement, of the new mortgage loan amount prior to December 28, 2010, for the express purpose of renovating Copper Mill. As a condition of making the new mortgage loan, the Lender required AIMCO Properties, L.P., an affiliate of the Registrant's managing general partner, to guarantee the obligations and liabilities of the Partnership with respect to the new mortgage loan.

In accordance with the terms of the loan agreement relating to the new mortgage, payment of the note may be accelerated at the option of the Lender if an Event of Default, as defined in the loan agreement, occurs.

The foregoing description is qualified in its entirety by reference to the Promissory Note, Guaranty and Form of Loan Increase Agreement, copies of which are filed as exhibits 10.20, 10.21 and 10.22 to this report.

In accordance with the Amended and Restated Limited Partnership Agreement of the Registrant, the Registrant's managing general partner is evaluating the cash requirements of the Registrant to determine whether any portion of the net proceeds will be distributed to the Registrant's partners.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

    The following exhibits are filed with this report:

10.20 Promissory Note dated December 28, 2005 between Copper Mill CPGF 22, L.P., a Delaware limited partnership and New York Life Insurance Company.*

10.21 Guaranty dated December 28, 2005 between AIMCO Properties LP, a Delaware limited partnership and New York Life Insurance Company for the benefit of New York Life Insurance Company.*

10.22 Form of Loan Increase Agreement dated December 28, 2005 between Copper Mill CPGF 22, L.P., a Delaware limited partnership and New York Life Insurance Company.*


*Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CENTURY PROPERTIES GROWTH FUND XXII


                                    By:   Fox Partners IV
                                          General Partner

                                    By:   Fox Capital Management Corporation
                                          Managing General Partner


                                    By:   /s/Martha L. Long
                                          Martha L. Long
                                          Senior Vice President

                                    Date: January 4, 2006

                                                                   Exhibit 10.20


                                 PROMISSORY NOTE

$10,600,000.00                                          Richmond, Virginia
                                                        December 28, 2005


      FOR VALUE RECEIVED, COPPER MILL CPGF 22, L.P. ("Maker"), a Delaware limited partnership, having an office c/o AIMCO, 4582 South Ulster Parkway, Suite 1100, Denver, Colorado 80237, promises to pay to NEW YORK LIFE INSURANCE COMPANY ("Holder"), a New York mutual insurance company, having its principal office at 51 Madison Avenue, New York, New York 10010-1603, or order, without offset, at its principal office in New York, New York, or at such other place as may be designated in writing by Holder, the principal sum of Ten Million Six Hundred Thousand and 00/100 Dollars ($10,600,000.00), lawful money of the United States of America, together with interest thereon at the rate ("Interest Rate") of Five and Fifty-Nine Hundredths percent (5.59%) per annum, payable in monthly payments ("Payments") of principal and interest in the amount of Sixty Thousand Seven Hundred Eighty-Six and 00/100 Dollars ($60,786.00), commencing on the tenth (10th) day of February, 2006 and payable on the tenth (10th) day of each and every month thereafter until and including January 10, 2016 (the "Maturity Date"). In addition, on the Maturity Date, Maker shall pay to Holder the entire unpaid principal balance of this Note, together with all interest then accrued thereon pursuant to this Note and all other Obligations (as hereinafter defined) then unpaid pursuant to the Loan Instruments (as hereinafter defined). Holder shall apply each Payment, when received, first to the Obligations, other than principal and interest, which are then due and payable, but only if so elected by Holder in its sole and absolute discretion, and then to the payment of accrued interest on the outstanding principal balance hereof and the remainder to the reduction of such principal balance. Interest from the date hereof through and including January 9, 2006, is due and payable on the date of this Note and shall be computed on the basis of the actual number of days in such period over a 360 day year.

      This Note is secured by, among other things, (a) a Deed of Trust, Assignment of Leases and Rents and Security Agreement ("Deed of Trust"), dated as of the date hereof, granted by Maker to Stewart Title & Settlement Services, Inc., trustee, for the benefit of Holder and encumbering premises and other property ("Secured Property") more particularly described in the Deed of Trust and (b) an Assignment of Leases, Rents, Income and Cash Collateral, dated as of the date hereof, from Maker to Holder. Obligations, Loan Instruments and all other capitalized terms used in this Note and not expressly defined herein shall have the meanings assigned to such terms in the Deed of Trust. The terms and provisions of the Loan Instruments, other than this Note, are hereby fully incorporated into this Note by reference.

      From and after the earlier to occur of an Event of Default or the Maturity Date, the aggregate amount of the Obligations shall automatically bear interest at an annual rate ("Increased Rate") equal to the Interest Rate plus five (5) percentage points, unless compliance with applicable law requires a lesser interest rate, in which event the aggregate amount of the Obligations shall bear interest at the maximum rate permitted by law.

      Any default in the making of any Payment or in the making of any payment due pursuant to Section 1.04 of the Deed of Trust or in the making of any other deposit or reserve due pursuant to any Loan Instrument on the date the same is due will result in loss and additional expense to Holder in servicing the Obligations, handling such delinquent payments and meeting its other financial obligations. Accordingly, upon the occurrence of any such default, Maker shall pay, without regard to any grace periods, a late charge ("Late Charge") of four percent (4%) of each such overdue Payment. Maker agrees that (a) the exact amount of such loss and additional expense is extremely difficult, if not impossible to determine, (b) the Late Charge is a reasonable estimate of such loss and expense and therefore does not constitute a penalty and (c) in addition to, and not in lieu of, the exercise of any other remedies to which Holder may be entitled, Holder may collect from Maker all Late Charges for the purpose of defraying such loss and expense, unless applicable law requires a lesser such charge, in which event Holder may collect from Maker a Late Charge at the maximum rate permitted by applicable law.

      Maker may not prepay the Obligations prior to February 10, 2008 ("Closed Period"). On or after February 10, 2008, or on the tenth (10th) day of any month thereafter, Maker may prepay the outstanding principal balance of this Note (in whole but not in part), together with accrued interest thereon to the date of prepayment and any other outstanding Obligations, provided that Maker gives Holder not less than sixty (60) and not more than ninety (90) days prior written notice of Maker's intention to make such prepayment, and provided further that, in addition to paying the entire outstanding principal balance of this Note, all accrued interest thereon and any other outstanding Obligations, Maker pays to Holder the Make-Whole Amount. Any prepayment notice given by Maker shall be deemed null and void if the prepayment covered by such notice is not made by the date of such prepayment specified in such notice.

      "Make-Whole Amount" with respect to any prepayment that occurs after the Closed Period means an amount equal to the greater of (a) one percent (1%) of the then entire outstanding principal balance of this Note or (b) the present value as of the date of prepayment of the remaining scheduled payments of principal and interest (including any balloon payment), determined by discounting such payments at the Monthly Equivalent Treasury Security Rate (as hereinafter defined), less the amount of principal being prepaid, provided such difference shall not be less than zero. "Monthly Equivalent Treasury Security Rate" means the rate which, when compounded monthly, results in a yield that is equivalent to the yield on the Equivalent U.S. Treasury Security plus twenty-five (25) basis points, which is compounded semi-annually. "Equivalent U.S. Treasury Security" means the U.S. treasury bill, note or bond, having a maturity date closest in maturity to the Maturity Date, as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, another daily financial publication of national circulation selected by Holder) on the third (3rd) business day preceding the date of prepayment. Maker waives any right of prepayment except as expressly provided herein and as may be provided in the other Loan Instruments. Notwithstanding anything herein to the contrary, if Maker prepays all Obligations not more than ninety (90) days prior to the Maturity Date and after not less than fifteen (15) days prior written notice to Holder, Maker shall not be required to pay the Make-Whole Amount.

      If the outstanding principal balance of this Note or any portion thereof shall become due and payable or shall be paid as a result of (a) an Event of Default (which Event of Default shall be conclusively deemed to be a willful default made for the purpose of avoiding payment of the Make-Whole Amount), (b) the exercise by Maker or any other person of any right of redemption or the taking by Maker or any other person of any other action to prevent a foreclosure of the Secured Property, or (c) a casualty or condemnation with respect to the Secured Property, then Maker shall pay to Holder the Make-Whole Amount computed, to the extent not prohibited by applicable law, as if Maker had elected to prepay this Note, as provided in the preceding paragraph, on the date of such Event of Default, exercise, action, casualty or condemnation, as applicable. If such Event of Default, exercise, action, casualty or condemnation occurs during the Closed Period, then, to the extent not prohibited by applicable law, the Make-Whole Amount shall be equal to the greater of (a) ten percent (10%) of the principal balance of this Note then unpaid or (b) the Make-Whole Amount, as calculated in the manner set forth in the immediately preceding paragraph.

      Notwithstanding the foregoing, in the event of a casualty or condemnation with respect to the Secured Property, if Holder is not willing to permit the insurance proceeds or condemnation award, as applicable, to be used for the restoration of the Secured Property and the Loan is prepaid as a result of the casualty or condemnation, then no Make-Whole Amount shall be due with respect to the application of the insurance proceeds or condemnation award to the Obligations; however, in the event the insurance proceeds or condemnation award are 50% or more than the then outstanding Loan balance and Maker elects to repay the Loan balance remaining after such application of the insurance proceeds or condemnation award, then no Make-Whole Amount shall be due with respect to such prepayment by Maker.

      From and after the existence of an Event of Default, Holder, at its option, may declare all Obligations to be immediately due and payable, then or thereafter, as Holder may elect, regardless of the stated Maturity Date of this Note.

      If Holder collects all or any part of the Obligations by an action, at law or in equity, or in any bankruptcy, receivership or other court proceeding (whether at the trial or appellate level), or if this Note is placed in the hands of attorney(s) for collection, Maker shall pay, upon demand, in addition to the principal and interest due or deemed to be due, whether by acceleration or otherwise, and in addition to the Make-Whole Amount (a) all costs, including, without limitation, attorneys' fees and expenses, of collecting or attempting to collect all amounts due pursuant to this Note and all other Obligations, of enforcing or attempting to enforce Holder's rights and remedies pursuant to the Loan Instruments and of protecting the collateral securing this Note, (b) all Late Charges due pursuant to this Note and (c) interest, at the Increased Rate, computed on the amount of the Obligations.

      The failure by Holder to exercise any right, power, privilege, remedy or option as to maturity, foreclosure or otherwise, provided in any Loan Instrument or otherwise available at law or in equity (each a "Remedy" and collectively, "Remedies") before or after any Event of Default, in any one or more instances, or the acceptance by Holder of any partial payment or partial performance, shall not constitute a waiver of any default or any Remedy, each of which shall remain continuously in force, until waived in writing by Holder. Holder, at its option, may rescind, in writing, any acceleration of this Note, but the tender and acceptance of partial payment or partial performance alone shall not rescind or in any other way affect any acceleration of this Note or the exercise by Holder of any of its Remedies.

       Maker and Holder intend to comply strictly with all usury laws now or hereafter in force in the jurisdiction ("State") in which the Secured Property is located, and all interest payable pursuant to this Note or any other Loan Instrument shall be reduced to the maximum amount which is not in excess of the maximum non-usurious rate of interest applicable to this Note or any other Loan Instrument ("Legal Rate") allowed under the usury laws of the State, as now or hereafter construed by the courts having jurisdiction over such matters. If the aggregate of all interest (whether designated as interest, Late Charges, Make-Whole Amount or otherwise) contracted for, chargeable or receivable pursuant to this Note or any other Loan Instrument, whether upon regular payment or acceleration or otherwise, exceeds the Legal Rate, it shall conclusively be deemed a mutual mistake. Such excess shall be canceled automatically, and, if theretofore paid, shall, at the option of Holder, either be rebated to Maker or credited in reduction of the outstanding principal balance of this Note, or, if this Note has been repaid, such excess shall be rebated to Maker. In the event of a conflict between the provision of this paragraph and the provisions of any other portion of this Note or any other Loan Instrument, the provisions of this paragraph shall control.

      Maker waives all requirements for presentment, protest, notice of protest, notice of dishonor, demand for payment and diligence in collection of this Note or the Loan Instruments, and any and all other notices and matters of a like nature, except for those expressly required by the Deed of Trust. Without notice to Maker and without discharging Maker's liability hereunder, Maker consents to any extension of time (whether one or more) of payment of this Note, release of all or any part of the security for the payment of this Note or release of any Person liable for payment of this Note.

      This Note may be changed only by an agreement, in writing, signed by Maker and Holder. Maker waives and renounces all homestead exemption rights as to the Obligations or any renewal or extension thereof. No failure or delay on the part of Holder in exercising any Remedy pursuant to this Note or any Loan Instrument, and no course of dealing between Maker and Holder, shall operate as a waiver of any Remedy, nor shall any single or partial exercise of any Remedy preclude any other or further exercise thereof or the exercise of any other Remedy. All Remedies expressly provided for in the Loan Instruments are cumulative, and are not exclusive of any rights, powers, privileges or remedies which Holder would otherwise have at law or equity. No notice to or demand on Maker in any case shall entitle Maker to any other or further notice or demand in similar or other circumstances, nor shall any such notice or demand constitute a waiver of the right of Holder to take any other or further action in any circumstances without notice or demand.

      The obligations of each Person and entity comprising Maker shall be joint and several. The unenforceability or invalidity of any provision of this Note as to any Person or circumstance shall not render that provision unenforceable or invalid as to any other Person or circumstance, and all provisions hereof, in all other respects, shall remain valid and enforceable.

      If an Event of Default has occurred (and regardless of whether or not it has been cured), Holder may exercise any and all Remedies, and shall have full recourse to the Secured Property and to any other collateral given by Maker to secure any or all of the Obligations, provided that any judgment obtained by Holder in any proceeding to enforce the Remedies shall be enforced only against the Secured Property and/or such other collateral. Notwithstanding the foregoing, Holder may name Maker or any of its successors or assigns or any Person holding under or through them as parties to any actions, suits or other proceedings initiated by Holder to enforce any Remedies against the Secured Property and/or such other collateral, including without, limitation, any action, suit or proceeding to foreclose the lien of the Deed of Trust against the Secured Property or to otherwise realize upon any other lien or security interest created in any other collateral given to secure the payment of any or all of the Obligations. The restriction on enforcement contained in the first sentence of this paragraph shall not apply to, and Maker shall be personally liable for, any and all losses, claims, damages, costs, expenses and/or liabilities, including, without limitation, attorneys' fees and expenses, incurred by Holder (a) as a result of any material misstatement of fact (i) by Maker or any Person constituting Maker, made to induce Holder to advance the principal amount evidenced hereby or (ii) contained in any Loan Instrument, (b) as a result of fraud committed by Maker or any Person constituting Maker, (c) as a result of the collection or application of any insurance proceeds, condemnation awards, trust funds or Rents in a manner which is not in accordance with the provisions of the Loan Instruments, (d) as a result of the breach of any representation or warranty contained in the Sections of the Deed of Trust pertaining to environmental matters, including without limitation, Sections
1.05E(4), 2.03(C) and 2.03(D), or any default with respect to any covenant contained in the Sections of the Deed of Trust pertaining to environmental matters, including without limitation, Section 1.05(E), (e) as a result of any default with respect to Maker's covenant to pay Impositions or insurance premiums pursuant to the Deed of Trust, (f) arising from, in respect of, as a consequence of, or in connection with: (i) the existence of any circumstance or the occurrence of any action described in Section 1.05E(1) of the Deed of Trust,
(ii) claims asserted by any Person (including, without limitation, any Governmental Agency) in connection with, or in any way arising out of, the presence, storage, use, disposal, generation, transportation or treatment of any Hazardous Material on, in, under or about the Secured Property, (iii) the violation or claimed violation of any law relating to any Hazardous Material or any other Environmental Requirement in regard to the Secured Property, regardless of whether or not such violation or claimed violation occurred prior to or after the date of this Note or whether or not such violation or claimed violation occurred prior to or after the time that Maker became the owner of the Secured Property, or (iv) the preparation of any environmental audit as to the Secured Property, whether conducted or authorized by Maker, Holder or any other Person or the implementation of any environmental audit's recommendations, or
(g) as a result of any intentional, bad faith waste of the Secured Property committed by Maker or its agents (such damages to include, without limitation, all repair costs incurred by Maker), but excluding normal wear and tear. In addition, and notwithstanding the restriction on enforcement contained in the first sentence of this paragraph, Maker also shall be personally liable for and Holder may seek judgment against Maker for (w) all outstanding principal, interest and other Obligations, including without limitation, the Make-Whole Amount, (i) if there shall be a violation of Section 1.11 of the Deed of Trust (as modified by any side letter agreement), and/or (ii) in the event that any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to or acquiesced in by Maker or any Guarantor and/or if any proceeding for the dissolution, liquidation or receivership of Maker or any Guarantor shall be instituted by Maker or any Guarantor and/or (iii) if the Secured Property is damaged or destroyed in whole or in part due to an act of terrorism and Maker does not have the required Terrorism Insurance and otherwise does not have the funds to repair and restore the Secured Property or Maker does not deposit such funds with Holder to be disbursed to repair and restore the Secured Property in accordance with the terms and conditions of the Deed of Trust and (x) in the event of a loss which is or would be covered by the required Terrorism Insurance, an amount equal to the deductible on such Terrorism Insurance, which amount shall either be applied by Holder to the debt secured by the Deed of Trust or disbursed by Holder for the repair and restoration of the Secured Property, all in accordance with the terms of the Loan Instruments. The restriction on enforcement contained in the first sentence of this paragraph shall not apply to the Environmental Indemnity Agreement of even date herewith executed by Maker and the other indemnitors, if any, in favor of Holder and/or to the Guaranty of even date herewith executed by Guarantor for the benefit of Holder. It is expressly understood and agreed, however, that nothing contained in this paragraph shall (1) in any manner or way constitute or be deemed to be a release of the Obligations or otherwise affect or impair the enforceability of the liens, assignments, rights and security interests created by the Deed of Trust or any of the other Loan Instruments or any future advance or any related agreements or (2) preclude Holder from foreclosing the Deed of Trust or from exercising its other remedies set forth in the Deed of Trust or the Assignment, or from enforcing any of its rights and remedies in law or in equity (including, without limitation, injunctive and declaratory relief, restraining orders and receivership proceedings), except as provided in this paragraph.

      If any payment required hereunder or under any other Loan Instrument becomes due on a Saturday, Sunday, or legal holiday in the state in which the Premises are located, then such payment shall be due and payable on the immediately succeeding business day.

      "Maker" and "Holder" shall be deemed to include the respective heirs, administrators, legal representatives, successors and assigns of Maker and Holder.

      Time is of the essence with respect to each and every provision hereof.

      This Note shall be governed by, and construed and enforced in accordance with the laws of the State, other than such laws with respect to conflicts of laws.

      In the event of any inconsistencies between the terms of this Note and the terms of any other Loan Instruments, the terms of this Note shall prevail.

      This Note may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document.

                             [signature page to follow]

                       [signature page to Promissory Note]

      IN WITNESS WHEREOF, maker has executed this Note as of the date first above written.

MAKER:

COPPER MILL CPGF 22, L.P.,
a Delaware limited partnership

By:   CPGF 22 Copper Mill GP, L.L.C.,
         a South Carolina limited liability company,
         its General Partner

         By:  Century Properties Growth Fund XXII,
         A California Limited Partnership,
         a California limited partnership, its Sole Member

         By: Fox Partners IV, a California general partnership,
                its General Partner

                By: Fox Capital Management Corporation,
                    a California corporation, its Managing Partner


                By:    /s/ Patti K. Fielding
                Name:  Patti K. Fielding
                Title: Executive Vice President and Treasurer

STATE OF COLORADO          )
                           )
CITY AND COUNTY OF DENVER  )

Before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared this date December 28, 2005 personally well known (or satisfactorily proven) to me to be the person whose name is subscribed to the foregoing and annexed Note bearing date as of December 28, 2005, who, being by me first duly sworn, acknowledged that he/she is Executive Vice President and Treasurer of Fox Capital Management, Inc., a California corporation, as Managing Partner of Fox Partners IV, a California general partnership, as General Partner of Century Properties Growth Fund XXII, A California Limited Partnership, a California limited partnership, as Sole Member of CPGF 22 Copper Mill GP, L.L.C., a South Carolina limited liability company, as General Partner of COPPER MILL CPGF 22, L.P., a Delaware limited partnership, which entity is a party to the foregoing and annexed Note, and that he/she, being duly authorized so to do, executed said Note on behalf of said entity as its free act and deed for the uses and purposes therein contained.

      WITNESS my hand and official seal this 28th day of December, 2005.

                                          /s/ Gail D. Coalson
                                                Notary Public
[Notarial Seal]

            My Commission Expires: 02/17/2008

                                                                   Exhibit 10.21
                             AIMCO PROPERTIES, L.P.
                                   (Guarantor)

                                   in favor of

                         NEW YORK LIFE INSURANCE COMPANY
                                    (Lender)

                                    GUARANTY

                         Dated: As of December 28, 2005

                                    GUARANTY

            THIS GUARANTY ("Guaranty") is executed as of December 28, 2005 by AIMCO PROPERTIES, L.P., a Delaware limited partnership, having an address c/o AIMCO, 4582 South Ulster Parkway, Suite 1100, Denver, Colorado 80237 ("Guarantor" or "AIMCO") for the benefit of NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company having an address at 51 Madison Avenue, New York, New York 10010 ("Lender").

                             W I T N E S S E T H:

            WHEREAS, pursuant to that certain Promissory Note, dated of even date herewith, executed by Copper Mill CPGF 22, L.P., a Delaware limited partnership ("Borrower") and payable to the order of Lender in the original principal amount of $10,600,000.00 (together with all renewals, modifications, increases and extensions thereof, the "Note"), Borrower has become indebted, and may from time to time be further indebted, to Lender with respect to a loan ("Loan") which is secured by the lien and security interest of a Deed of Trust, Assignment of Leases and Rents and Security Agreement, of even date herewith (the "Mortgage"), and further evidenced, secured or governed by other instruments and documents executed in connection with the Loan (together with the Note and Mortgage, the "Loan Instruments"); and

            WHEREAS, Lender is not willing to make the Loan, or otherwise extend credit, to Borrower unless Guarantor unconditionally guarantees payment and performance to Lender of the Guaranteed Obligations (as herein defined); and

            WHEREAS, Guarantor is the owner of an indirect interest in Borrower, and Guarantor will benefit from Lender's making the Loan to Borrower.

            NOW, THEREFORE, as an inducement to Lender to make the Loan to Borrower, and to extend such additional credit as Lender may from time to time agree to extend under the Loan Instruments, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                                    ARTICLE I

                          NATURE AND SCOPE OF GUARANTY

            1.1 Guaranty of Obligation. Guarantor hereby irrevocably and unconditionally guarantees to Lender and its successors and assigns the payment and performance of the Guaranteed Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor and that it shall fully perform each and every term and provision hereof.

            1.2 Definition of Guaranteed Obligations. As used herein, the term "Guaranteed Obligations" means all of Borrower's present and future obligations under the Note and Mortgage arising from, under or out of the Non-Recourse Exceptions (as defined in the Mortgage) together with all losses, claims, damages, costs, expenses and/or liabilities, including, without limitation, attorney's fees and expenses, incurred by Lender in connection therewith.

            1.3 Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor. The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of Guarantor to Lender with respect to the Guaranteed Obligations. This Guaranty may be enforced by Lender and any subsequent holder of the Note and shall not be discharged by the assignment or negotiation of all or part of the Note.

            1.4 Guaranteed Obligations Not Reduced by Offset. The Guaranteed Obligations and the liabilities and obligations of Guarantor to Lender hereunder shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Lender, or any other party, or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

            1.5 Payment By Guarantor. If all or any part of the Guaranteed Obligations shall not be punctually paid when due, whether at demand, maturity, acceleration or otherwise, Guarantor shall, immediately upon demand by Lender, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Obligations to Lender at Lender's address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

            1.6 No Duty To Pursue Others. It shall not be necessary for Lender (and Guarantor hereby waives any rights which Guarantor may have to require Lender), in order to enforce the obligations of Guarantor hereunder, first to
(i) institute suit or exhaust its remedies against Borrower or others liable on the Loan or the Guaranteed Obligations or any other Person, (ii) enforce
Lender's rights against any collateral which shall ever have been given to secure the Loan, (iii) enforce Lender's rights against any other guarantors of the Guaranteed Obligations, (iv) join Borrower or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, (v) exhaust any remedies available to Lender against any collateral which shall ever have been given to secure the Loan, or (vi) resort to any other means of obtaining payment of the Guaranteed Obligations. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

            1.7 Waivers. Guarantor agrees to the provisions of the Loan Instruments, and hereby waives notice of (i) any loans or advances made by Lender to Borrower, (ii) acceptance of this Guaranty, (iii) any amendment or extension of the Note, the Mortgage or any other Loan Instruments, (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower's execution and delivery of any promissory notes or other documents arising under the Loan Instruments or in connection with the Secured Property, (v) the occurrence of any breach by Borrower or an Event of Default (as defined in the Mortgage), (vi) Lender's transfer or disposition of the Guaranteed Obligations, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Obligations, (viii) protest, proof of non-payment or default by Borrower, or (ix) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Instruments, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations and the obligations hereby guaranteed. In addition, and without limiting any other waivers or provisions set forth in the Guaranty, Guarantor hereby knowingly, freely, irrevocably and unconditionally waives and relinquishes all rights, remedies and defenses accorded by applicable law to guarantors and sureties, and agrees not to assert or to otherwise take advantage of any such rights, remedies or defenses. Without limiting the generality of the foregoing or of any other waivers or provisions set forth in the Guaranty, Guarantor hereby knowingly, freely, irrevocably and unconditionally waives and relinquishes (A) any defense arising because of an election made by Lender under Federal Bankruptcy Code ("FBC") Section 1111(b)(2) or based on any borrowing or grant of a security interest under FBC Section 364,
(B) the defense of statute of limitations in any action hereunder or in any action for the collection of any indebtedness or the performance of any of Borrower's obligations under the Loan Instruments and (C) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons, or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy, or any other proceeding) of any other person or persons.

            1.8 Payment of Expenses. In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Lender, pay Lender all costs and expenses (including, without limitation, court costs and attorneys' fees and disbursements) incurred by Lender in the enforcement hereof or the preservation of Lender's rights hereunder. Any such amounts not paid to Lender upon Lender's demand therefor shall bear interest at the Increased Rate (as such term is defined in the Note) from the date of such demand until the date such amounts are paid in full by Borrower. The covenants contained in this Section shall survive the payment and performance of the Guaranteed Obligations.

            1.9 Effect of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Lender must refund or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Lender shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

            1.10 Waiver of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained in this Guaranty, Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of Lender), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by Guarantor under or in connection with this Guaranty or otherwise.

            1.11 Financial Reporting. Guarantor will keep and maintain complete and accurate books and records of Guarantor's earnings and financial condition and, without expense to Lender, will furnish to Lender, within one hundred twenty (120) days after the end of each fiscal year of Guarantor, the following financial information reflecting Guarantor's financial position for the immediately preceeding year, all prepared and certified by an independent certified public accountant reasonably satisfactory to Lender, and in accordance with generally accepted accounting principles: (i) a statement of financial position of Guarantor, (ii) a statement of cash flows of Guarantor, (iii) a profit and loss statement, and (iv) a balance sheet.

            1.12 Borrower. The term "Borrower" as used herein shall include any new or successor corporation, association, partnership (general or limited), limited liability company, joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of Borrower or any interest in Borrower. Nothing set forth herein, however, shall constitute a consent by Lender to any merger, reorganization, sale, transfer, devise, gift, or bequest of Borrower or any interest in Borrower, nor shall anything set forth herein diminish or affect in any manner whatsoever any of the obligations or liabilities of Borrower under the Loan Instruments.

            1.13 Recourse Limitations Do Not Apply. It is understood and agreed that the limitations of liability provided in the Note and any other Loan Instruments shall not apply with respect to the Guarantor as to the Guaranteed Obligations and that, notwithstanding anything to the contrary in the Note or any other Loan Instrument, Lender shall have full and personal recourse against the assets of the Guarantor as to the Guaranteed Obligations and such limitations shall not apply for purposes of enforcing this Guaranty.

            1.14 Guarantor's Claims Against Borrower. Guarantor shall file in any bankruptcy or other proceeding in which the filing of claims is required by law all claims which Guarantor may have against Borrower relating to any indebtedness of Borrower to Guarantor and will assign to Lender all rights of Guarantor thereunder. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender's discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Lender or its nominee shall have the sole right to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor's rights to any such payments or distributions to which Guarantor would otherwise be entitled; provided, however, that Guarantor's obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty.

                                   ARTICLE II

                      EVENTS AND CIRCUMSTANCES NOT REDUCING
                     OR DISCHARGING GUARANTOR'S OBLIGATIONS

            Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

            2.1 Modifications. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Obligations, the Note, the Mortgage, the other Loan Instruments, or any other document, instrument, contract or understanding between Borrower and Lender, or any other parties, pertaining to the Guaranteed Obligations or any failure of Lender to notify Guarantor of any such action.

            2.2   Adjustment.   Any  adjustment,   indulgence,   forbearance  or
compromise that might be granted or given by Lender to Borrower or any Guarantor.

            2.3 Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, Guarantor or any other party at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor.

            2.4 Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Obligations or any part thereof is ultra vires, (iii) the officers or representatives executing the Note, the Mortgage or the other Loan Instruments or otherwise creating the Guaranteed Obligations acted in excess of their authority, (iv) the Guaranteed Obligations violate applicable usury laws, (v) the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (vii) the Note, the Mortgage or any of the other Loan Instruments have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

            2.5 Release of Obligors. Any full or partial release of the liability of Borrower on the Guaranteed Obligations, or any part thereof, or of any co-guarantors, or any other Person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Obligations, or that Lender will look to other parties to pay or perform the Guaranteed Obligations.

            2.6 Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations.

            2.7 Release of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations and any application of any collateral, property or security to the Guaranteed Obligations in any order or manner as Lender may determine in its discretion.

            2.8 Care and Diligence. The failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Lender (i) to take or prosecute any action for the collection of any of the Guaranteed Obligations or (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations.

            2.9 Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligations.

            2.10  Offset.   The  Note,  the  Guaranteed   Obligations   and  the
liabilities and obligations of the Guarantor to Lender hereunder shall not be reduced, discharged or released because of or by reason of any existing or future right of offset, claim or defense of Borrower, or any other party, against Lender, or any other party, or against payment of the Guaranteed Obligations, whether such right of offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

            2.11 Merger. The reorganization, merger or consolidation of Borrower into or with any other corporation or entity.

            2.12 Preference. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else.

            2.13 Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Loan Instruments, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

            To induce Lender to enter into the Loan Instruments and extend credit to Borrower, Guarantor represents and warrants to Lender as follows:

            3.1 Benefit. Guarantor is an affiliate of Borrower, is the owner of an indirect interest in Borrower, and has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.

            3.2 Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note or Guaranteed Obligations; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

            3.3 No Representation By Lender. Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce the Guarantor to execute this Guaranty.

            3.4 Guarantor's Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed Guarantor's obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay Guarantor's obligations and liabilities.

            3.5 Legality. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

            3.6 Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof.

            3.7 Review of Documents. Guarantor has examined the Note and all of the Loan Instruments.

             3.8 Litigation. There are no proceedings pending or, so far as Guarantor knows, threatened before any court or administrative agency which would affect the authority of Guarantor to enter into, or the validity or enforceability of this Guaranty or which if decided adversely to Guarantor would materially adversely affect the financial condition of Guarantor.

            3.9 Tax Returns. Guarantor has filed all required federal, state and local tax returns and has paid all taxes as shown on such returns as they have become due. No claims have been assessed and are unpaid with respect to such taxes.

            3.10 Blocked Person. Guarantor represents and warrants that it is in compliance with the requirements of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Person Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001) (the "Order") and other similar requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury ("OFAC") and in any enabling legislation or other executive orders or regulations in respect thereof (the Order and such other rules regulations, legislation or orders are collectively referred to herein as the "Orders"). Without limiting the generality of the foregoing, Guarantor represents, warrants and covenants that none of Guarantor, any constituent or affiliate of Guarantor, or to Guarantor's knowledge, any of Guarantor's brokers or other agents acting or benefiting in any capacity in connection with the Loan (A) is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders, (B) is or will become a "blocked person" described in Section 1 of the Order or (C) knowingly engages or will engage in any dealings or transactions, or is or will be otherwise associated, with any such blocked person.

            3.11 No Outstanding Pledge. There is no outstanding pledge by Guarantor of its interest in Borrower or the Property which secures any loan or other obligation of Guarantor.

                                   ARTICLE IV

                      SUBORDINATION OF CERTAIN INDEBTEDNESS

            4.1 Subordination of All Guarantor Claims. As used herein, the term "Guarantor Claims" shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor Claims shall include without limitation all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor's payment of all or a portion of the Guaranteed Obligations. Upon the occurrence of an Event of Default or the occurrence of an event which would, with the giving of notice or the passage of time, or both, constitute an Event of Default, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims.

            4.2 Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Guarantor as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranteed Obligations, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to Lender in full of the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Lender had not received dividends or payments upon the Guarantor Claims.

            4.3 Payments Held in Trust. In the event that, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Lender, and Guarantor covenants promptly to pay the same to Lender.

            4.4 Liens Subordinate. Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, Guarantor shall not (i) exercise or enforce any creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor. Nothing set forth in this Section 4.4 is intended or shall be construed as the permitting of or the granting by Lender of its consent to the creation or existence of any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets or the Secured Property.

                                    ARTICLE V

                                  MISCELLANEOUS

            5.1 Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

            5.2 Notices. All notices and demands or other communications hereunder shall be in writing, and shall be deemed to have been sufficiently given or served for all purposes when presented personally or sent by generally recognized overnight delivery service, with postage prepaid, addressed to Guarantor or Lender, as applicable, at the address stated below, or at such other address of which either Guarantor or Lender may hereafter notify the other in writing:

            Guarantor:

            AIMCO Properties, L.P.
            c/o AIMCO
            4582 South Ulster Parkway
            Suite 1100
            Denver, Colorado 80237
            Attn:  Trey O'Shields

            with a copy to:

            Ballard Spahr Andrews & Ingersoll, LLP
            1225 17th Street, Suite 2300
            Denver, Colorado 80202
            Attn:  Beverly J. Quail, Esq.

            Lender:

            NEW YORK LIFE INSURANCE COMPANY
            c/o New York Life Investment Management LLC
            51 Madison Avenue
            New York, New York 10010-1603
            Loan No.: 373-0456
            Attn:  Real Estate Group
            Director - Loan Administration


            with a copy to:

            NEW YORK LIFE INSURANCE COMPANY
            c/o New York Life Investment Management LLC
            51 Madison Avenue
            New York, New York 10010-1603
            Loan No.: 373-0456
            Attn:  Office of the General Counsel
            Managing Director - Real Estate Section


Each notice or demand so given or served shall be deemed given and effective (a) if personally delivered, on the day of actual delivery or refusal and (b) if sent by generally recognized overnight delivery service, on the next business day. Notwithstanding the foregoing, service of any notice of default provided or required by law shall, if mailed as required by law, be deemed given and effective on the date of mailing.

            5.3 Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State in which the real property encumbered by the Mortgage is located and the applicable laws of the United States of America and, in connection with any action or proceeding arising out of or relating to this Guaranty, Guarantor hereby submits to the jurisdiction of any court of competent jurisdiction located in such State.

            5.4 Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

            5.5 Amendments. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

            5.6 Parties Bound; Assignment; Joint and Several. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of Guarantor's rights, powers, duties or obligations hereunder. If Guarantor consists of more than one Person, the obligations and liabilities of each such Person shall be joint and several.

            5.7 Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

            5.8 Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

            5.9 Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all Persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

            5.10 Rights and Remedies. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

            5.11 Other Defined Terms. Any capitalized term utilized herein shall have the meaning as specified in the Mortgage, unless such term is otherwise specifically defined herein.

            5.12 Entirety. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

            5.13 Waiver of Right To Trial By Jury. GUARANTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE NOTE, THE MORTGAGE, OR THE OTHER LOAN INSTRUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR.




                                [signature page to follow]

                               [signature page to Guaranty]





EXECUTED as of the day and year first above written.

                              GUARANTOR:

                              AIMCO PROPERTIES, L.P., a Delaware limited partnership

                              By: AIMCO-GP, Inc., a Delaware corporation, its General Partner

                              By:    /s/ Patti K. Fielding
                              Name:  Patti K. Fielding
                              Title: Executive Vice President
                                     and Treasurer


STATE OF COLORADO                   )
                                     : SS.:
CITY AND COUNTY OF DENVER           )



Before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared this date December 28, 2005 personally well known (or satisfactorily proven) to me to be the person whose name is subscribed to the foregoing and annexed Guaranty bearing date as of December 28 2005, who, being by me first duly sworn, acknowledged that he/she is Executive Vice President and Treasurer of AIMCO-GP, Inc., a Delaware corporation, as General Partner of AIMCO Properties, L.P., a Delaware limited partnership, which entity is a party to the foregoing and annexed Guaranty, and that he/she, being duly authorized so to do, executed said Guaranty on behalf of said entity as its free act and deed for the uses and purposes therein contained.

      WITNESS my hand and official seal this 28th day of December, 2005.

                                          /s/ Gail D. Coalson
                                          Notary Public
[Notarial Seal]


            My Commission Expires: 02/17/2008

                                                                   Exhibit 10.22

                             LOAN INCREASE AGREEMENT


            This LOAN INCREASE AGREEMENT (the "Agreement") is dated as of December 28, 2005, and is entered into by and among COPPER MILL CPGF 22, L.P., a Delaware limited partnership, having an office c/o AIMCO, 4582 South Ulster Parkway, Suite 1100, Denver, Colorado 80237 ("Borrower") and NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company, having its office at 51 Madison Avenue, New York, New York 10010 ("Lender").

                              W I T N E S S E T H:

            WHEREAS, Lender has agreed to make a loan (the "Loan") to Borrower in the original principal amount of TEN MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($10,600,000.00) pursuant to that certain Mortgage Loan Application Commitment dated as of November 1, 2005 and entered into between Lender and Borrower (the "Commitment"), which Loan is secured by certain real property (the "Property") described in Exhibit A of the Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of the date hereof, granted by Borrower to Stewart Title & Settlement Services, Inc., as trustee, for the benefit of Lender, (the "Mortgage"); and

            WHEREAS, pursuant to paragraph 26 of the Commitment, Lender agreed to enter into this Agreement at the time of the funding of the Loan to permit Borrower to increase the amount of the Loan upon satisfaction of the requirements and pursuant to the terms set forth herein.

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms used in this Agreement and not expressly defined herein shall have the meanings assigned to such terms in the Mortgage.

2. Option to Increase Loan Amount. Borrower shall have the option, upon written request to Lender within five (5) years of the date hereof, subject to Section 9 below, to increase the amount of the Loan by an amount (the "Loan Increase Amount") equal to the lesser of (a) sixty-five percent (65%) of the total costs approved by Lender based on the Renovation Proposal (as hereinafter defined) or
(b) Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00), such increase to be funded in accordance with the following procedures and subject to the satisfaction of the following conditions:

(a) Request for Loan Increase. Within five (5) years after the date hereof, subject to Section 9 below, Borrower shall submit to Lender a written request to increase the amount of the Loan, which request shall include a detailed breakdown of the proposed renovation work to be completed on the Property and funded by such Loan Increase Amount (the "Renovation Work"), as well as a cost estimate and time frame for completion of the Renovation Work (the "Renovation Proposal"). Borrower shall also submit such additional documentation as Lender may reasonably require in connection with its review of the Renovation Proposal. The Renovation Proposal shall be subject to Lender's review and approval in Lender's sole and absolute discretion. In connection with such review, Lender shall have the right, at its sole option, to engage a third party consultant to evaluate Borrower's request for the Loan Increase Amount and to provide ongoing monitoring of the Renovation Work.

(b) Interest Rate on Loan Increase Amount. Upon approval of the Renovation Proposal, Lender shall advise Borrower as to the interest rate that shall be applicable to the Loan Increase Amount, which interest rate shall be consistent with the spreads and rates on loans being made by Lender for similar properties, including the timing of the disbursements as contemplated in Section 4 below. Borrower's repayment of the Loan Increase Amount will be interest-only during the period in which the Renovation Work is being completed as per the schedule approved by the Lender. Upon (a) Borrower's failure to comply with the Renovation Work schedule approved by Lender, or (b) Borrower's completion of all of the Renovation Work as provided in this Agreement, the Loan Increase Amount will then amortize on the same remaining schedule as the Loan, without change to the Maturity Date of the Loan.

(c) Loan to Value and Debt Coverage Ratios. The loan to value ratio of the Loan, including the Loan Increase Amount, as determined by Lender, shall not exceed seventy-five percent (75%) and the debt coverage ratio of the Loan, including the Loan Increase Amount, as determined by Lender, shall not be less than 1.2, as determined by Lender.

(d) Use of Loan Increase Amount. The Loan Increase Amount shall be used by Borrower solely for the purposes of renovating the Property in accordance with the Renovation Proposal approved by Lender.

3. Conditions Precedent to Authorization of Loan Increase Amount. The obligations of Lender under this Agreement to increase the amount of the Loan shall be further subject to the following requirements, which must be met at all times prior to authorization of the Loan Increase Amount and until the expiration or earlier termination of this Agreement:

(a) At the time of Borrower's request for the Loan Increase Amount, as well as at the time of funding of each disbursement of the Loan Increase Amount, no Event of Default shall have occurred under any of the Loan Instruments and no event shall have occurred which, with the giving of notice or lapse of time or both, would constitute an Event of Default under any Loan Instrument.

(b) Borrower shall be responsible for all fees and expenses incurred in connection with the Loan Increase Amount and the foregoing conditions precedent, including but not limited to Lender's reasonable legal fees, title insurance charges, any recording and filing fees, survey costs, if any, and all other expenses relating to the renovation.

(c) Notwithstanding anything to the contrary herein or in any side letter agreements between Lender and Borrower, upon Borrower's request and Lender's approval of the Loan Increase Amount, Borrower shall not be permitted to transfer or sell the Property until the Renovation Work has been completed to Lender's satisfaction.

(d) The Property (or any portion thereof) encumbered by the Mortgage shall not have been conveyed or alienated by Borrower except as permitted therein. It is understood and agreed that the foregoing right to the Loan Increase Amount shall be personal to Copper Mill CPGF 22, L.P., and shall not apply to any successor or assignee of Borrower's interest in the Property.

(e) It shall be an Event of Default under the Loan Instruments if the Renovation Work is not promptly commenced, diligently pursued and completed to Lender's satisfaction within the time period specified in the Renovation Proposal, subject to force majeure delays (provided that written notice of which is promptly provided to Lender).

(f) During and upon completion of the Renovation Work, the Property shall comply with all applicable zoning and other laws, as well as all restrictions, covenants, easements and documents of record.

(g) All municipal consents and approvals necessary for the renovation of the Property in accordance with Borrower's Renovation Proposal, if required, shall have been obtained in form and substance reasonably satisfactory to Lender.

(h) Upon Lender's reasonable determination, the Loan Instruments shall be modified to evidence the Loan Increase Amount in accordance with Section 4 below and Borrower shall deliver to Lender an endorsement(s) to Lender's policy of title insurance issued in connection with the funding of the Loan, insuring the Mortgage, as may be amended, as a valid, first lien subject only to the permitted exceptions to title as previously approved by Lender, as well as a revised and recertified survey, if required by Lender.

(i) The Renovation Work shall be completed with new, first class materials and equipment in a good, substantial and workerlike manner, free from faults and defects and consistent with the Renovation Proposal approved by Lender, subject to force majeure (written notice of which shall be promptly provided to Lender). Upon completion, the condition of the Property shall be acceptable to Lender in all respects and Lender shall be provided with satisfactory evidence of completion (including without limitation, final certificates of occupancy, if required, interim and/or final lien waivers (as applicable), an inspection of the Property by Lender or its designated representatives, and any other documentation reasonably required by Lender).

(j) Upon prior notice to Borrower, Lender and its agents, employees and other representatives will be authorized to enter into and upon the Property for the purpose of inspecting all or any portion of the Renovation Work. Neither any inspection of all or any part of such work by or on behalf of Lender, nor any acceptance, rejection, approval or disapproval by or on behalf of Lender of all or any part of such work, any plans, specifications or other guidelines relating thereto or any certifications or other statements referred to above shall be deemed or construed to be a representation, warranty or agreement by Lender concerning the fitness or adequacy of all or any part of such work for any purpose other than compliance with the requirements of this Agreement for the benefit of Lender. Lender shall not be responsible or accountable to Borrower or any other person for any unfitness or inadequacy of all or any part of such work for any other purpose (including, but not limited to, any failure of all or any part of such work to comply with any governmental requirements or with applicable safety standards).

(k) In accordance with Section 2(c) above, the loan to value ratio of the Loan, including the Loan Increase Amount, as determined by Lender, shall not exceed seventy-five percent (75%) and the debt coverage ratio of the Loan, including the Loan Increase Amount, as determined by Lender, shall not be less than 1.2, as determined by Lender. In calculating the loan to value ratio, Lender shall include any increases in rent after completion of any portion of the Renovation Work. Borrower must provide a current, certified rent roll and other documentation reasonably requested by Lender demonstrating that the loan to value ratio and debt coverage ratio meet such criteria.

            (l) Borrower shall provide to Lender every three (3) months, in a form reasonably acceptable to Lender, reports detailing the progress of the Renovation Work.



4. Method of Disbursing Loan Increase Amount. In the event that Borrower has met all of the requirements set forth in Paragraph 2 and Paragraph 3 above, at Borrower's election, upon Lender's receipt of a Renovation Proposal acceptable to Lender, Lender will advance:

(a) The entire Loan Increase Amount, provided AIMCO Properties, L.P. shall enter into and deliver to Lender a Completion and Payment Guaranty (the "Completion Guaranty"), in the form attached hereto as Exhibit A, pursuant to which AIMCO Properties, L.P. shall agree to guaranty to Lender, as a primary obligor, the payment and performance of all of Borrower's obligations with respect to the Renovation Work; or

(b) The Loan Increase Amount to Borrower incrementally in the following manner and upon the following conditions:

(i) Lender will periodically disburse a portion of the Loan Increase Amount in accordance with a disbursement schedule approved by Lender for payment of that portion of the Renovation Work that has been completed and satisfies the requirements set forth in Section 2 and Section 3 above, but in no event more often than quarterly and in increments of not less than $250,000 (except that the final disbursement may be less than $250,000), provided that at all times there remains an amount sufficient to pay for the remaining Renovation Work, as reasonably determined by Lender. At least fifteen (15) business days prior to the date on which Borrower desires Lender to disburse any portion of the Loan
Increase Amount, Borrower shall have given Lender a written request for such disbursement (a "Disbursement Request"), specifying the amount of the requested disbursement and accompanied by a written statement by Borrower describing the expenses to be paid from such disbursement.

(ii) Borrower shall have delivered to Lender (a) evidence satisfactory to Lender in its reasonable judgment (which may include, without limitation, invoices, receipts confirming payment, and lien waivers) demonstrating that the amount of the requested disbursement is a reimbursement to Borrower for previously paid and unreimbursed costs of Borrower with respect to completed Renovation Work,
(b)  evidence   satisfactory  to  Lender  in  its  judgment  that  all  previous disbursements of any portion of the Loan Increase Amount have been properly applied to reimburse Borrower for Borrower's payment of previously completed Renovation Work, and (c) such evidence as Lender may reasonably require (which may include a satisfactory inspection by a representative of Lender) to verify that subject of any such disbursement request has been completed to the satisfaction of Lender.

(iii) Within ten (10) business days after receiving the Disbursement Request, Lender shall either (i) make the requested disbursement, or (ii) notify Borrower in writing of Lender's objection to the requested disbursement, specifying in such notice the reasons for such objection, provided, however, that Lender shall not be required to disburse funds in excess of the amount of the Loan Increase Amount then available.

(iv) Borrower shall deliver to Lender an assignment of all of its rights in and to all contracts, subcontracts, permits and all other agreements related to the Renovation Work in a form reasonably acceptable to Lender.

            Notwithstanding anything to the contrary in this Agreement, no payment of the Loan Increase Amount made prior to the final completion of the Renovation Work shall exceed ninety percent (90%) of the value of the portion of the Renovation Work performed from time to time, and at all times the undisbursed balance of the Loan Increase Amount remaining with Lender must be at least sufficient to pay for the cost of completion of the Renovation Work (as estimated by Lender in its discretion), free and clear of liens.

            All conditions to Lender's obligation to disburse the Loan Increase Amount in accordance with this Section are for the exclusive benefit of Lender. Any or all such conditions may be waived or relaxed at any time or times by Lender, at its sole and exclusive option. No such waiver or relaxation in any particular instance shall affect Lender's discretion in dealing with any such condition in any other instance.

5. Event of Default, Remedies. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this
      Agreement:

(a) if Borrower defaults in the performance of any of its covenants, agreements or obligations under this Agreement; or

(b) if a default occurs under any of the Loan Documents and continues beyond any applicable grace or cure period specified in the Loan Documents.

An Event of Default under this Agreement shall constitute an "Event of Default" under the Mortgage. Upon the occurrence of an Event of Default, Lender shall be entitled to exercise any and all rights and remedies available to Lender under this Agreement or the other Loan Documents, at law, or in equity.

6. Notices. Any notice, report, demand, request or other instrument or communication authorized or required under this Agreement to be given or delivered by any party hereto to any other party hereto shall be in writing and shall be deemed to have been properly given or delivered, if addressed to the party intended to receive the same at the address of such party set forth below,
(i) when delivered at such address by hand or by overnight delivery service,  or
(ii) three (3) business days after the same shall have been deposited in the United States mail as first class certified or registered mail, return receipt requested, postage paid, whether or not the same actually shall have been received by such party:

                If to Lender:             New York Life Insurance Company
                                   c/o New York Life Investment Management LLC
                                   51 Madison Avenue
                                   New York, New York 10010-1603
                                   Loan No.: 373-0456
                                   Attn:  Real Estate Group
                                   Director - Loan Administration

                  with a copy to:  New York Life Insurance Company
                                   c/o New York Life Investment Management LLC
                                   51 Madison Avenue
                                   New York, New York 10010-1603
                                   Loan No.: 373-0456
                                   Attn:  Office of the General Counsel
                                   Managing Director - Real Estate Section



                If to Borrower:    Copper Mill CPGF 22, L.P.
                                   c/o AIMCO
                                   4582 South Ulster Parkway
                                   Suite 1100
                                   Denver, Colorado 80237
                                   Attn:  Trey O'Shields

                  with a copy to:  Ballard Spahr Andrews & Ingersoll, LLP
                                   1225 17th Street, Suite 2300
                                   Denver, Colorado 80202
                                   Attn:  Beverly J. Quail, Esq.

Any party may change the address to which any such notice, report, demand, request or other instrument or communication intended to be received by such party is to be delivered or mailed, by giving written notice of such change to the other parties hereto, but no such notice of change shall be effective against any party unless and until such notice of change shall have been received by such party.

7. Lender's Discretion. Each and every decision, election, determination, estimate, request, consent, approval or similar matter to be made or given by Lender from time to time pursuant to or in connection with this Agreement shall be within Lender's sole, absolute and unlimited discretion, except to the extent expressly and specifically provided to the contrary in this Agreement.

8. Entire Agreement and Changes. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, released, discharged, withdrawn, revoked or terminated orally, or by any action or inaction. In order to be effective and enforceable, any such action must be evidenced by a written document or instrument signed by the party against which enforcement of such action is sought, and then shall be effective and enforceable only to the extent specifically provided in such document or instrument.

9. Termination. This Agreement shall remain in full force and effect until the date which is five (5) years from the date hereof, at which time this Agreement shall automatically terminate and be of no further force or effect. Notwithstanding the foregoing, in the event that at the date that is five (5) years from the date hereof the Lender has disbursed all or a portion of the Loan Increase Amount as set forth in Section 4 above, and Borrower is diligently performing the Renovation Work, as determined by Lender, but the Renovation Work is not yet complete, so long as Borrower continues at all times to diligently perform the Renovation Work to completion, as determined by Lender, and complies with all other terms of this Agreement, this Agreement shall remain in full force and effect until the completion of all Renovation Work.

10. Governing Law; Separability. This Agreement shall be construed, interpreted, enforced and governed by and in accordance with the internal laws of the Commonwealth of Virginia, without regard to principles of conflicts of laws. All rights and remedies provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable law and are intended to be limited to the extent necessary to avoid rendering this Agreement invalid, illegal or unenforceable. In the event that any of the provisions of this Agreement shall be deemed invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall in no way be affected, prejudiced or disturbed thereby.

11. Miscellaneous.

(a) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be one and the same Agreement.

(b) Binding Effect. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. Each reference in this Agreement to Borrower or Lender shall be deemed also to include the successors and assigns of such party. Nothing set forth in this Section shall be deemed or construed to create, recognize or allow any assignment or transfer rights not otherwise provided for in this Agreement.

(c) Exclusive Benefit. This Agreement and the obligations of Lender and Borrower hereunder are and at all times shall be deemed to be for the exclusive benefit of such parties and their respective successors and permitted assigns. Nothing set forth herein shall be deemed to be for the benefit of any other person.

12. WAIVER OF JURY TRIAL. BORROWER AND LENDER WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT, THE LOAN, OR THE LOAN DOCUMENTS. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER AND LENDER, AND SUCH PARTIES ACKNOWLEDGE THAT NEITHER PARTY HERETO NOR ANY PERSON OR ENTITY ACTING ON BEHALF OF EITHER PARTY HERETO HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER AND LENDER FURTHER ACKNOWLEDGE THAT EACH PARTY HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT THE PARTIES HERETO HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. BORROWER AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION.

                           [signature page to follow]

21
NJ01/MARSSU/99011.9
NJ01/MARSSU/99011.9
                 [signature page to Loan Increase Agreement]


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement this 28th day of December, 2005.


NEW YORK LIFE INSURANCE COMPANY,
a New York mutual insurance company


By: ____________________________________
Name:
Title:


COPPER MILL CPGF 22, L.P.,
a Delaware limited partnership

By: CPGF 22 Copper Mill GP, L.L.C.,
       a South Carolina limited liability company,
       its General Partner

       By:  Century Properties Growth Fund XXII,
         A California Limited Partnership,
         a California limited partnership, its Sole Member

         By: Fox Partners IV, a California general partnership,
                its General Partner

                By: Fox Capital Management Corporation,
                 a California corporation, its Managing Partner


                  By: /s/ Patti K. Fielding
                  Name: Patti K. Fielding
                  Title: Executive Vice President and Treasurer